Santander Bank, N.A. Fixed Income Investor Update Data as of June 30, 2014 September 22, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) increased regulation and regulatory developments; (2) domestic and international market, macro- economic, governmental, regulatory conditions and trends; (3) movements in local and international securities markets, currency exchange rates, and interest rates; (4) competitive pressures; (5) technological developments; and (6) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2013 and other filings and reports with the Securities and Exchange Commission (the “SEC”), could adversely affect our business and financial performance. Other factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander (“Santander”), SHUSA, or Santander Bank or in any other securities or investments. This presentation is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of deposits; data as of June 2013 (published on annual basis in October) • Santander Bank, N.A. (SBNA) is the banking subsidiary of Santander Holdings USA, Inc. (SHUSA) • SHUSA is a bank holding company regulated by the FRB Boston and is SEC-registered • In January 2012, SBNA (formerly Sovereign Bank) converted its charter to a national banking association regulated by the OCC • Effective October 17, 2013, Sovereign Bank, N.A. rebranded to Santander Bank, N.A. Main Market Shares State Branches (#) Deposit Market Share1 (%) Rank1 Massachusetts 229 6.4% 4 Pennsylvania 169 2.8% 6 New Jersey 149 3.2% 7 New York 75 0.8% 19 Rhode Island 32 7.1% 4 Santander Bank: Overview Branches: 703 ATMs: 2,092 Employees (FTEs): 8,941 Assets: $77.3B Deposits: $52.0B Gross Loans: $51.9B SBNA as of 6/30/14

4 4 Santander Holdings USA, Inc. Structure Santander Holdings USA, Inc. $112.5BN Assets CEO: Roman Blanco CFO: Jerry Plush CRO: John Corston Santander Bank, N.A. $77.3BN Assets CEO: Roman Blanco CFO: Juan Carlos Alvarez CRO: Marcelo Brutti Santander Consumer, USA $29.7BN Assets CEO: Tom Dundon CFO: Jason Kulas CRO: Peter Moenickheim  Santander Holdings USA’s primary operating subsidiaries are:  Santander Bank, N.A., a national bank  Santander Consumer USA, a consumer finance and loan servicer Asset figures as of June 30, 2014 60,5% ownership

5 5 SBNA: 1H 2014 Highlights Balance Sheet Trends • C&I and Multifamily loan growth funded by deposits • Multifamily loans mostly from repurchase of customer loans from FNMA • Growth in Auto leases through flow agreement with SCUSA • Continued shift from time to non-maturity deposits Consistent Profitability 2Q14 NIM 2.64% vs 1Q14 2.55%; 1H 2014 Net Income $158MM Sustained Improvement in Asset Quality NPLs and Criticized Balances have declined 14% and 17% respectively YOY Capital Ratios  Tier 1 common 13.6% at 6/30/14; Tier 1 common under U.S. Basel III 13.4%1  12.4% Tier 1 common minimum under 3Q13 DFAST stress test2 1See SHUSA Q2 2014 10Q 2SBNA DFAST results published on Form 8-K on 3/20/14 Liquidity As of 6/30/14 $3.5BN cash on hand; Loan to Deposit ratio of 100%

6 SBNA: Quarterly Profitability US $ Millions Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 263 160 71 92 105 58 0 50 100 150 200 250 300 350 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 435 425 409 402 399 413 2.50% 2.55% 2.55% 2.55% 2.55% 2.64% 0 100 200 300 400 500 600 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 NII Net Interest Margin 246 150 71 72 105 98 0 50 100 150 200 250 300 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 176 106 75 71 79 79 0 50 100 150 200 250 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 *See appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income

7 SBNA: Balance Sheet $64.2B LIABILITIES $13.1B EQUITY $77.3B ASSETS All balances as of 06/30/2014 Continuing to shift away from thrift-like balance sheet with growth primarily in commercial loans Cash 6% Investments 16% C&I 19% CRE 11% Residential 13% Multi-family 12% Home Equity 8% Other Loans 5% Auto Lease 1% Goodwill 4% Other Assets 5% Interest- bearing DDA 14% Noninterest- bearing DDA 13% Savings 5% Money Market 26% CD 9% Other Liabilities 3% Equity 17% FHLB 12% Other Borrowings 1%

8 SBNA: Balance Sheet Trends Balances are end of period. Loans are percentage of Loan Portfolio. Liabilities are percentage of Total Liabilities  Loans: Growth in C&I while reducing real estate assets  Liabilities: Core deposit growth and reduction in borrowed funds CAGR +1% -3% +8% CAGR -11% -8% +6%

9 9 SBNA: Funding 1Represents average quarterly balances  Continued growth in deposits and shift in mix from time to non-maturity deposits  Loan-to-Deposit ratio 100% at the end of 2Q14 Average Non Maturity Deposit Balances 1 ($Mn) $38,532 $39,201 $40,583 $41,833 $42,759 $44,166 0.26% 0.25% 0.24% 0.25% 0.26% 0.25% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $50,939 $50,345 $50,204 $50,280 $50,729 $51,444 0.45% 0.43% 0.41% 0.40% 0.39% 0.37% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Total Deposits Avg. Interest Cost

10 10 Debt Maturity by Funding Type* 2014 2015 2016 2017 2018 Perp SBNA: Wholesale Debt Profile REIT Pref 12.2% $162 US$ in millions FHLB 0.8% $1,600  SBNA has two public securities issues outstanding  The majority of SBNA’s term wholesale debt consists of FHLB Advances *FHLB short term Floating Rate Advances swapped to fixed are reflected with the swap fixed rate and maturity date FHLB 2.6% $3,850 $1,370 $1,300 FHLB 5.3% $1,985 FHLB 3.4% $1,100 FHLB 5.3% $500 Sub Debt 8.8%

11 11 $3,750 $3,657 $3,397 $2,827 $2,710 $2,487 $2,368 $2,257 $2,244 7.09% 6.90% 6.38% 5.39% 5.38% 4.98% 4.73% 4.39% 4.32% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Criticized Balances Criticized Ratio Criticized Balances2 $1,127 $1,191 $1,176 $1,110 $1,048 $1,024 $1,001 $975 $898 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Non-Performing Loans1 Texas Ratio3 Annualized Net Charge off Ratio 1.01% 0.41%0.38%0.39%0.45%0.45% 0.77% 1.1% 0.38% 0.47%0.55% 0.58% 0 740.79 1.11% 0.91% 0.44%0.40% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Santander Bank Large Banks** SBNA: Asset Quality $ MM -14% TDR/NPL sale in September will further improve credit metrics $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC 1NPLs = Nonaccruing loans plus accruing loans 90+ DPD; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measurement reconcilement of Texas Ratio 21.1% 19.9% 18.6% 16.4% 18.9% 19.2%18.3% 18.0% 18.1% 17.5%17.9%18.2% 22.3% 2 .3% 26.2% 25.8% 24.8% 23.7% 2Q12 3Q12 4Q12 1 13 2 13 3 13 4 13 1Q14 2Q14 Santander Bank Large Banks**

12 12 Delinquency1 Reserve Coverage (ALLL/NPL2) 93.6% 83.4% 84.6%85.5%88.2%87.5%86.2%82.3% 82.5% 98.7%94.0%91.0%89.3%91.2%91.3% 97.3% 100.4% 105.3% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Santander Bank Large Banks** Non-Performing Loan Ratio SBNA: Asset Quality (cont.) 1.7% 2.3% 2.2% 2.1% 2.1% 2.1% 1.9%2.0% 2.1% 1.5%1.6% 2.4% 2.4% 2.3% 2.2% 2.0% 1.9% 1.7% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 1.99% 1.67%1.61%1.76% 1.84%1.85% 1.90%1.85% 1.43% 1.52%1.59%1.66%1.73% 1.81%1.92% 2.05% 1.4% 1.41% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Santander Bank Large Banks** 1Delinquency = accruing laons 30-89 DPD plus accruing loans 90+ DPD loans 2NPLs= Nonaccruing loans plus accruing loans 90+ DPD 0.97% 0.77% 0.68% 0.76%0.80%0.79% 1.02%0.92% 0.61% 1.231.22% 1.34 1.50 1.68%1.64%1.59% 1.05% 0.98% 2Q12 3Q12 4Q12 1Q13 2Q13 3 13 4 13 1 14 2 14 Santander Bank Large Banks** TDR/NPL sale in September will further improve credit ratios

13 Global Banking & Markets2 Commercial Banking1 Other Consumer4 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality (cont.) US $ Billions 1Commercial Banking = Non-CRE total for Business Banking, Middle Market, Equipment Finance & Leasing and Commercial Banking NCE 2Global Banking & Markets = Non-CRE total for MRG and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off $5.5 $5.5 $5.5 $5.5 $5.6 $5.4 $5.3 $5.3 $5.3 2.1% 2.2% 2.2% 2.2% 2.1% 2.1% 2.0% 2.3% 1.9% 1.3% 1.5% 1.4% 1.2% 1.2% 0.7% 0.6% 0.5% 0.5% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 $6.9 $7.1 $7.7 $7.9 $6.7 $6.5 $6.6 $7.2 $7.5 0.1% 0.1% 0.1% 0.2% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 $4.5 $4.2 $4.5 $4.4 $4.5 $4.4 $4.7 $4.9 $5.3 1.7% 0.9% 1.0% 0.8% 0.7% 0.7% 0.8% 0.4% 0.3% 3.1 3 3 1.6% 1.6% 0.8% 0.7% 0.5% 0.4% 0.4% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 $3.1 $2.9 $2.7 $2.5 $2.4 $2.2 $2.1 $2.0 $2.0 2.0% 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 2.1% 2.1% 2.7% 2.9 3 3.2 3.3 2.9 2.8 2.7% 2.7 2Q12 3Q12 4Q12 1Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 Growth in Commercial loan portfolios

14 Commercial Real Estate1 Home Equity Mortgages Multifamily Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality (cont.) US $ Billions 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters $11.6 $11.6 $11.2 $10.6 $10.1 $9.7 $9.7 $9.6 $9.7 3.8% 4.5% 4.5% 4.7% 4.9% 5.0% 4.9% 4.8% 4.6% 1.6% 0.8% 0.7% 0.7% 0.6% 0.4% 0.4% 0.3% 0.4% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 $6.5 $6.4 $6.3 $6.2 $6.2 $6.1 $6.1 $6.0 $6.0 1.0% 1.7% 1.9% 1.9% 1.9% 1.8% 1.8% 1.8% 1.9% 0.7% 0.8% 0.8% 0.9% 0.8% 0.6% 0.6% 0.5% 0.5% 2Q12 3Q12 4Q12 Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 $5.5 $5.8 $5.8 $5.8 $5.7 $5.6 $5.7 $5.6 $5.6 5.1% 4.1% 4.1% 3.3% 3.4% 3.8% 3.5% 3.4% 3.0%3.2% 2.4% 2.0% 1.2% 1.0% 0.6% 0.1% 0.5% 0.4% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 $9.3 $9.5 $9.5 $9.4 $9.4 $9.9 $9.9 $10.8 $10.7 0.9% 0.8% 0.7% 0.6% 0.4% 0.2% 0.3% 0.2% 0.1% 0.4% 0.4% 0.3% 0.1% 0.1% 0.0% 0.1% 0.1% 0.0% 2Q12 3Q 2 4Q12 1Q13 2Q13 3Q 3 4Q13 1Q14 2Q14 Reduction in real estate related loans

15 SBNA: Capital Ratios (Basel I) 1See SHUSA Q2 2014 10Q 13.4% 13.8% 13.7% 14.0% 13.8% 13.6% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 13.4% 13.8% 13.7% 14.0% 13.8% 13.6% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 10.7% 11.4% 11.8% 12.1% 12.3% 12.5% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 15.4% 15.8% 15.7% 15.9% 15.7% 15.3% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Tier 1 Common Ratio Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio  Strong Basel I capital ratios, Tier 1 Common under U.S. Basel III 13.40% 1  SBNA completed 3Q 2013 OCC DFAST exercise and SBNA continues to pay quarterly distributions to SHUSA

Appendix

17 SBNA: Quarterly Trended Statement of Operations (US$ in Millions) 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Interest income 600$ 582$ 562$ 550$ 539$ 547$ Interest expense 165 157 153 148 140 134 Net interest income 435 425 409 402 399 413 Fees & other income 164 182 150 155 148 208 Other non-interest income/(loss) 74 (41) (23) - 2 9 Net revenue 673 566 536 557 549 630 General & administrative expenses (373) (372) (442) (431) (418) (447) Other expenses (37) (34) (23) (34) (26) (125) Provisions for credit losses (17) (10) - (20) - 40 Income before taxes 246 150 71 72 105 98 Income tax (expense)/benefit (70) (44) 4 (1) (26) (19) Net income 176$ 106$ 75$ 71$ 79$ 79$ 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Net interest margin 2.50% 2.55% 2.55% 2.55% 2.55% 2.64%

18 SBNA: Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 13,905$ 2.31% 15,391$ 2.09% (1,486)$ 0.22% 18,374$ 2.10% Loans 51,776 3.71% 50,654 3.76% 1,122 -0.05% 51,287 3.90% Allowance for loan losses (803) --- (819) --- 16 --- (957) --- Other assets 9,245 --- 9,103 --- 142 --- 9,070 --- TOTAL ASSETS 74,123$ 3.03% 74,329$ 3.00% (206)$ 0.03% 77,774$ 3.07% Interest-bearing demand deposits 10,947 0.23% 10,650 0.26% 297 -0.03% 9,431 0.14% Noninterest-bearing demand deposits 9,683 --- 8,858 --- 825 --- 7,890 --- Savings 4,092 0.14% 3,962 0.13% 130 0.01% 3,889 0.14% Money market 19,445 0.40% 19,289 0.40% 156 0.00% 17,991 0.43% Certificates of deposit 7,277 1.09% 7,970 1.11% (693) -0.02% 11,145 1.07% Borrowed funds 7,878 4.34% 8,707 4.22% (829) 0.12% 12,419 3.35% Other liabilities 1,735 --- 1,953 --- (218) --- 1,955 --- Equity 13,066 --- 12,940 --- 126 --- 13,054 --- TOTAL LIABILITIES & SE 74,123$ 0.71% 74,329$ 0.76% (206)$ -0.05% 77,774$ 0.81% NET INTEREST MARGIN 2.64% 2.55% 0.09% 2.55% 2Q14 2Q131Q14 Change

19 SBNA: Balance Sheet Trends Balances are end of period

20 20 SBNA: Rating Agencies Santander Bank Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB+ ST Deposits P-2 A-2 F-2 Outlook Stable Stable Stable SHUSA Moody’s S&P Fitch Baa2 BBB BBB+ P-2 A-2 F-2 Negative Stable Stable  On September 19, 2014 S&P affirmed Santander Bank and SHUSA’s ratings and outlook  On April 8, 2014, Moody’s affirmed the ratings of Santander Bank and SHUSA  On June 5, 2014, Fitch upgraded Santander Bank and SHUSA from BBB/F- 2/Negative to BBB+/F-2/Stable June 5, 2014  SBNA and SHUSA upgraded from BBB/F-2/Negative to BBB+/F-2/Stable by Fitch on June 5, 2014

21 SBNA: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 8,233$ 8,308$ 8,331$ 8,390$ 8,591$ 8,701$ Risk Weighted Assets 61,547 59,994 60,607 60,091 62,168 64,153 Ratio 13.4% 13.8% 13.7% 14.0% 13.8% 13.6% Tier 1 Leverage Tier 1 Capital 8,233$ 8,308$ 8,331$ 8,390$ 8,591$ 8,701$ 76,707 72,991 70,610 69,396 70,094 69,835 Ratio 10.7% 11.4% 11.8% 12.1% 12.3% 12.5% Tier 1 Risk Based Tier 1 Capital 8,233$ 8,308$ 8,331$ 8,390$ 8,591$ 8,701$ Risk Weighted Assets 61,547 59,994 60,607 60,091 62,168 64,153 Ratio 13.4% 13.8% 13.7% 14.0% 13.8% 13.6% Total Risk Based Risk Based Capital 9,509$ 9,466$ 9,497$ 9,551$ 9,777$ 9,811$ Risk Weighted Assets 61,547 59,994 60,607 60,091 62,168 64,153 Ratio 15.4% 15.8% 15.7% 15.9% 15.7% 15.3% Average total assets for leverage capital purposes (1)

22 SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Santander Bank Pre-Tax Pre-Provision Income Pre-tax income, as reported 246$ 150$ 71$ 72$ 105$ 98$ Add back: Provision for credit losses 17 10 - 20 - (40) Pre-Tax Pre-Provision Income 263$ 160$ 71$ 92$ 105$ 58$

23

SBNA: Non-GAAP to GAAP Reconciliations (cont.)

$ Millions	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14
Santander Bank Texas Ratio								
Total Equity	$ 12,868	$ 12,849	$ 12,938	$ 12,795	$ 12,799	$ 12,789	$ 12,909	$ 13,038
Less:								
Goodwill and Other Intangibles (excluding MSRs)	(3,860)	(3,883)	(3,865)	(3,856)	(3,844)	(3,856)	(3,844)	(3,722)
PCCR (net of amortization)	(8)	(7)	(7)	(6)	(5)	(5)	(4)	(4)
Preferred Stock	-	-	-	-	-	-	-	-
Add: Allowance for loan losses	980	1,013	971	925	876	834	825	741
Tangible Common Equity	$ 9,980	$ 9,972	$ 10,037	$ 9,858	$ 9,826	$ 9,762	$ 9,886	$ 10,053
Nonperforming Assets	$ 1,274	$ 1,242	$ 1,180	$ 1,113	$ 1,114	$ 1,090	$ 1,067	$ 983
90+ DPD accruing	$ 2	$ 3	$ 3	$ 3	$ 2	$ 3	$ 3	$ 2
Accruing TDRs	$ 609	$ 673	$ 656	$ 654	$ 660	$ 657	$ 661	$ 659
Texas Ratio	18.9%	19.2%	18.3%	18.0%	18.1%	17.9%	17.5%	16.4%

Santander